Schedule III - Real Estate and Accumulated Depreciation - Changes in Real Estate Assets (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022		Dec. 31, 2021
Balance at beginning of period	[1]	$ 420,603		$ 292,076
Acquisitions		17,334		126,651
Improvements		2,289		1,876
Dispositions		(700)		0
Impairments		0		0
Balance at close of period	[1]	$ 439,526	[2]	$ 420,603

[1]	This amount does not include intangible assets and construction in progress totaling approximately $10.1 million and $1.2 million, respectively, as of December 31, 2022 and approximately $9.8 million and $0.1 million as of December 31, 2021, respectively.
[2]	The aggregate gross cost of property included above for federal income tax purposes approximately $413.3 million as of December 31, 2022.